Exhibit 10.10(c)

Execution Version

AMENDMENT NO. 3 TO THE

STOCK PURCHASE AGREEMENT

This AMENDMENT NO. 3 (this “Amendment”), dated as of May 30, 2023, to the Stock Purchase Agreement, dated as of April 15, 2022, as amended on June 15, 2022 and November 15, 2022 (as amended, the “Stock Purchase Agreement”), by and among WILSON-DAVIS & CO. INC., a Utah corporation (the “Company”), those individuals and/or entities listed in Exhibit A of the Stock Purchase Agreement (collectively, the “Sellers,” and individually, a “Seller”), and ATLASCLEAR, INC., a Wyoming corporation (inadvertently identified as “Atlas Clear Corp., a Delaware registered corporation” in the Stock Purchase Agreement) (“Purchaser” and together with Sellers and the Company, the “Parties” and each a “Party”). Capitalized terms not otherwise defined in this Amendment have the meanings given such terms in the Stock Purchase Agreement.

WHEREAS Section 12.1 of the Stock Purchase Agreement provides for the amendment of the Stock Purchase Agreement in accordance with the terms set forth therein.

WHEREAS Purchaser and Quantum FinTech Acquisition Corp., Calculator New Pubco, Inc., Calculator Merger Sub 1, Inc., Calculator Merger Sub 2, Inc., Atlas FinTech Holdings Corp. and Robert McBey entering into a Business Combination Agreement (the “Business Combination Agreement”) providing for the acquisition by New Pubco of Quantum and the Company.

WHEREAS the Parties desire to further amend the Stock Purchase Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I

AMENDMENT TO THE STOCK PURCHASE AGREEMENT

1.            Amend and Restate Section 9.1(a)(v). Section 9.1(a)(v) of the Stock Purchase Agreement is hereby amended and restated in its entirety to read as follows:

(v)

(A)	by a majority in interest of the Sellers and the Company if the Business Combination Agreement is terminated in accordance with its terms; and

(B)	by a majority in interest of the Sellers and the Company if the closing of the Business Combination Agreement and the Stock Purchase Agreement (and the payments required to the Sellers thereunder) do not occur on or before August 9, 2023.

ARTICLE II

MISCELLANEOUS

1.            No Further Amendment. Except as expressly amended hereby, the Stock Purchase Agreement is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Stock Purchase Agreement or any of the documents referred to therein.

2.            Effect of Amendment. This Amendment shall form a part of the Stock Purchase Agreement for all purposes, and each Party thereto and hereto shall be bound hereby. From and after the execution of this Amendment by the Parties, any reference to the Stock Purchase Agreement shall be deemed a reference to the Stock Purchase Agreement as amended hereby.

3.            Governing Law. This Amendment, including the formation, breach, termination, validity, interpretation, and enforcement thereof, and all transactions contemplated by this Amendment, will in all respects be governed by, and construed in accordance with, the laws of the state of Utah, without giving effect to principles or rules of conflict of laws, to the extent such principles or rules would permit or require the application of the laws of another jurisdiction.

4.            Submission to Jurisdiction. ANY LEGAL SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED EXCLUSIVELY IN THE FEDERAL OR STATE COURT SITTING IN THE STATE OF UTAH, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION, OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE, OR OTHER DOCUMENT BY PREPAID EXPRESS COURIER TO SUCH PARTY’S ADDRESS SET FORTH IN THE STOCK PURCHASE AGREEMENT WILL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION, OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION, OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

5.            Severability. Any term or provision of this Amendment that is determined by a court of competent jurisdiction to be invalid or unenforceable for any reason will, as to that jurisdiction, be ineffective solely to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any Party. Upon such determination that any term or provision is invalid or unenforceable, the Company, the Sellers, and Purchaser will negotiate in good faith to modify this Amendment so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Amendment be consummated as originally contemplated to the greatest extent possible. If any provision of this Amendment is determined by a court of competent jurisdiction to be so broad as to be unenforceable, that provision will be interpreted to be only so broad as is enforceable.

6.            Counterparts and Electronic Signatures. This Amendment may be executed in multiple counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same agreement, it being understood that all of the Parties need not sign the same counterpart. A signed copy of this Amendment transmitted by facsimile, email, or other means of electronic transmission will be deemed to have the same legal effect as delivery of an original executed copy of this Amendment for all purposes. This Amendment will not be binding unless and until signature pages are executed and delivered by each of the Company, Purchaser, and the Sellers.

[Signature Page Follows.]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first above written:

WILSON-DAVIS & CO., INC. (the Company)

By:	/s/ Robert McBey
Name:	Robert McBey
Title:	CEO

[Signature Page to Amendment No. 3 to Stock Purchase Agreement]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first above written:

ATLASCLEAR, INC. (the Purchaser)

By:	/s/ Craig Ridenhour
Name:	Craig Ridenhour
Title:	CBDO

[Signature Page to Amendment No. 3 to Stock Purchase Agreement]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first above written:

SELLERS:

/s/ Byron B. Barkley
BYRON B. BARKLEY, an individual

BARKLEY PENSION TRUST/PROFIT SHARING PLAN

By:	/s/ Byron B. Barkley
BYRON B. BARKLEY, trustee

PAUL N. DAVIS ESTATE

By:	/s/ Brent Davis
BRENT DAVIS, personal representative

/s/ Lyle W. Davis
LYLE W. DAVIS, an individual

/s/ James C. Snow
JAMES C. SNOW, an individual

/s/ William Walker
WILLIAM WALKER, an individual

GLEN HOLDINGS CORP.

By:	/s/ Paul E. Flesche
PAUL E. FLESCHE, President

[Signature Page to Amendment No. 3 to Stock Purchase Agreement]